 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2017

Washington Prime Group Inc.

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note: Washington Prime Group Inc. (the “Registrant” or “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission on May 22, 2017. The Original 8-K contained a typographical error in the “FOR” vote total of one of the directors elected to the Registrant’s Board of Directors. The full text of the Original 8-K (including the exhibits filed with it) is re-filed in its entirety with this Form 8-K/A to provide the correct vote total. Except as described above, no other changes have been made to the Original 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual shareholder meeting of Washington Prime Group Inc. (the “Registrant” or “Company”) held on May 18, 2017 (the “Annual Meeting”), the Company’s common shareholders approved three amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) as described below and as set forth in the Articles of Amendment to the Amended and Restated Articles of Incorporation attached hereto as Exhibit 3.1.

The first amendment (Proposal 2) to the Articles added a provision to Article FIFTH to provide that director nominees to the Registrant’s Board of Directors (the “Board”) in a non-contested election would be elected by a vote of the majority of votes cast with respect to the director. Under the new provision, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” such director. The amendment provides that in a contested election – an election in which the number of nominees exceeds the number of directors to be elected – a plurality standard will apply.

The second amendment (Proposal 3) to the Articles revised and replaced Article THIRTEENTH. Under the new provision, the Company’s Amended and Restated Bylaws (the “Bylaws”) can be amended following: (A) shareholder approval by the affirmative vote of a majority of all of the votes entitled to be cast generally in the election of directors to the Board or (B) the affirmative vote of a majority of directors, other than Article VIII of the Bylaws, which may only be amended following the approval by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors and the affirmative vote of a majority of directors. Prior to this amendment, a two-thirds vote of the Company’s shareholders entitled to vote in the election of directors was the shareholder vote requirement needed, if necessary, to amend the Bylaws.

The third amendment (Proposal 4) to the Articles increased the authorized capital stock of the Company by fifty million (50,000,000) shares such that the aggregate total number of authorized shares increased from five hundred million (500,000,000) shares of capital stock to five hundred fifty million (550,000,000) shares and the portion of this total designated for the Company’s common shares, par value $0.0001, increased as a result of the amendment, from three hundred million (300,000,000) to three hundred fifty million (350,000,000).

The Company has fully restated the Articles to reflect all amendments made to date. These restated Articles are attached hereto as Exhibit 3.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters listed below were considered and voted upon by the Company’s common shareholders at the Annual Meeting:

●	the election of the seven (7) persons named in the Company’s Annual Meeting proxy statement as director and to hold office until the 2018 annual meeting of shareholders;

●	approval of an amendment to the Articles to confirm majority voting for the election of directors in non-contested elections;

●	approval of an amendment to the Articles to change the voting requirements for our shareholders to amend the Bylaws from a two-thirds standard to a majority standard;

●	approval of an amendment to the Articles to increase the number of authorized common shares from three hundred million (300,000,000) to three hundred fifty million (350,000,000);

●	a non-binding advisory vote to approve executive compensation described in the Company’s Annual Meeting proxy statement; and

●	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

At the Annual Meeting, each of the nominees for election as a director was elected and the common shareholders also voted in favor of each of the other proposals. Mr. J. Taggart (“Tag”) Birge replaced Mr. Mark S. Ordan who retired from the Board at the conclusion of the Annual Meeting. Mr. Birge has been appointed to the Audit Committee of the Board.

The final vote tally on each of the proposals is set forth below.

1.  Election of Directors

Nominee		For	Withheld	Broker Non-Votes
i.	J. Taggart (“Tag”) Birge	151,738,292	558,328	15,635,425
ii.	Sheryl G. von Blucher	151,612,976	683,644	15,635,425
iii.	Louis G. Conforti	151,551,502	745,118	15,635,425
iv.	John J. Dillon III	151,744,941	551,679	15,635,425
v.	Robert J. Laikin	151,672,866	623,754	15,635,425
vi.	John F. Levy	151,218,966	1,077,654	15,635,425
vii.	Jacquelyn R. Soffer	151,675,312	621,308	15,635,425

		For	Against	Abstentions	Broker Non- Votes
2.	Approval of an amendment to the Articles to confirm majority voting for the election of directors in non-contested elections.	151,936,389	298,191	62,040	15,635,425

		For	Against	Abstentions	Broker Non- Votes
3.	Approval of an amendment to the Articles to change the voting requirements for our shareholders to amend the Bylaws from a two-thirds standard to a majority standard.	151,806,635	375,155	114,830	15,635,425

		For	Against	Abstentions
4.	Approval of an amendment to the Articles to increase the number of authorized common shares from three hundred million (300,000,000) to three hundred fifty million (350,000,000).	162,134,265	4,966,644	831,136

		For	Against	Abstentions	Broker Non- Votes
5.	Non-binding advisory vote to approve executive compensation described in the Company’s proxy statement.	142,594,085	9,090,525	612,010	15,635,425

		For	Against	Abstentions
6.	Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	167,262,300	549,565	120,180

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company.
3.2	Amended and Restated Articles of Incorporation for the Registrant.
99.1	Press Release of the Registrant, dated May 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Prime Group Inc.
(Registrant)

/s/ Robert P. Demchak
Date: May 22, 2017	Robert P. Demchak
Executive Vice President, General Counsel & Corporate Secretary

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